EXHIBIT 99.5

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred. In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum. No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof. Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction. Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances. Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such. Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature. Actual results are difficult to predict and may depend upon events outside the issuer's or counterparty's control. Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates. Other events which were not taken into account may occur and may significantly affect the analysis. Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events. Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein. Any such estimated returns and projections should be viewed as hypothetical. Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice.

Notwithstanding any other express or implied agreement, arrangement, or understanding to the contrary, Morgan Stanley and each recipient hereof are deemed to agree that both Morgan Stanley and such recipient (and their respective employees, representatives, and other agents) may disclose to any and all persons, without limitation of any kind from the commencement of discussions, the U.S. federal income tax treatment of the transaction ("tax treatment") and any fact that may be relevant to understanding the tax treatment of the transaction described herein ("tax structure") and all materials of any kind (including opinions or other tax analyses) that are provided to such person relating to such tax treatment and tax structure, except where confidentiality is reasonably necessary to comply with securities laws (including, where applicable, confidentiality regarding the identity of an issuer of securities or its affiliates, agents and advisors).

The offer or sale of securities or transactions may be restricted by law. Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof. Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required. Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction. Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information. Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority's rules).

Asset Backed Certificates
IXIS
2005-HE4

XS includes any Net Swap Payments received and subtracts any Net Swap Payment owed

-------------------------------------------------------------------------------------------
     Forward + 150
-------------------------------------------------------------------------------------------
Per           Date       Coll_Bal           XS_Interest    1mLIBOR    6mLIBOR   XS as %
            1 12/25/2005     847,893,114.14     596,209.36     4.0375    4.3700      0.84% *Prefund
            2  1/25/2006     830,464,245.36     881,876.93     5.6991    5.9478      1.27% *Prefund
            3  2/25/2006     812,168,013.53   1,172,564.54     5.7852    6.0220      1.73% *Prefund
            4  3/25/2006     793,018,474.95   1,501,183.79     5.8991    6.0729      2.27%
            5  4/25/2006     773,029,695.54   1,408,473.17     6.0079    6.1085      2.19%
            6  5/25/2006     753,441,630.79   1,373,897.18     5.9967    6.1317      2.19%
            7  6/25/2006     734,242,842.92   1,306,460.41     6.0618    6.1536      2.14%
            8  7/25/2006     715,422,666.37   1,273,038.87     6.1317    6.1618      2.14%
            9  8/25/2006     696,971,181.09   1,211,137.81     6.0818    6.1591      2.09%
           10  9/25/2006     678,879,211.04   1,168,348.58     6.1029    6.1637      2.07%
           11 10/25/2006     661,138,864.53   1,143,891.14     6.1443    6.1644      2.08%
           12 11/25/2006     643,741,861.22   1,081,014.90     6.1260    6.1594      2.02%
           13 12/25/2006     626,689,423.97   1,065,333.43     6.1099    6.1558      2.04%
           14  1/25/2007     609,981,998.00   1,001,081.50     6.1175    6.1488      1.97%
           15  2/25/2007     593,696,975.12     963,573.84     6.1080    6.1418      1.95%
           16  3/25/2007     577,833,672.99   1,006,443.75     6.1067    6.1378      2.09%
           17  4/25/2007     562,387,964.24     892,017.83     6.1205    6.1332      1.90%
           18  5/25/2007     547,354,688.29     886,431.55     6.1035    6.1284      1.94%
           19  6/25/2007     532,723,029.84     827,604.05     6.0694    6.1259      1.86%
           20  7/25/2007     518,482,256.71     831,650.77     6.0753    6.1302      1.92%
           21  8/25/2007     504,614,904.03     881,862.35     6.0862    6.1343      2.10%
           22  9/25/2007     491,117,637.58   1,130,406.31     6.0804    6.1393      2.76%
           23 10/25/2007     478,042,784.16   1,182,063.38     6.0853    6.1464      2.97%
           24 11/25/2007     465,321,245.06   1,110,328.39     6.0905    6.1525      2.86%
           25 12/25/2007     452,942,557.51   1,161,518.45     6.0934    6.1582      3.08%
           26  1/25/2008     440,897,485.60   1,073,847.79     6.1013    6.1630      2.92%
           27  2/25/2008     429,174,327.79   1,097,254.60     6.1137    6.1675      3.07%
           28  3/25/2008     417,762,825.13   1,381,806.32     6.1223    6.1704      3.97%
           29  4/25/2008     406,672,986.02   1,247,932.93     6.1243    6.1732      3.68%
           30  5/25/2008     395,879,403.16   1,290,123.63     6.1229    6.1770      3.91%
           31  6/25/2008     385,373,509.21   1,212,162.68     6.1226    6.1811      3.77%
           32  7/25/2008     375,147,632.99   1,243,440.70     6.1264    6.1870      3.98%
           33  8/25/2008     365,194,146.23   1,235,597.39     6.1322    6.1934      4.06%
           34  9/25/2008     355,508,588.51   1,308,671.35     6.1383    6.2012      4.42%
           35 10/25/2008     346,089,472.90   1,340,939.65     6.1437    6.2094      4.65%
           36 11/25/2008     336,920,543.60   1,264,482.71     6.1487    6.2165      4.50%
           37 12/25/2008     327,995,346.95   6,938,442.98     6.1562    6.2239     25.38%
           38  1/25/2009     319,307,130.87   1,634,430.56     6.1655    6.2292      6.14%
           39  2/25/2009     310,848,951.71   1,623,532.04     6.1766    6.2338      6.27%
           40  3/25/2009     302,615,821.54   1,736,173.16     6.1859    6.2374      6.88%
           41  4/25/2009     294,601,541.23   1,551,543.35     6.1915    6.2413      6.32%
           42  5/25/2009     286,799,643.49   1,558,828.27     6.1907    6.2459      6.52%
           43  6/25/2009     279,204,372.16   1,473,495.31     6.1881    6.2508      6.33%
           44  7/25/2009     271,810,168.63   1,477,013.95     6.1912    6.2581      6.52%
           45  8/25/2009     264,611,668.70   1,409,373.54     6.1992    6.2653      6.39%
           46  9/25/2009     257,604,423.10   1,376,644.81     6.2080    6.2726      6.41%
           47 10/25/2009     250,783,034.23   1,380,698.98     6.2144    6.2792      6.61%
           48 11/25/2009     244,142,265.29   1,304,052.63     6.2213    6.2844      6.41%
           49 12/25/2009     237,677,272.12   1,305,951.35     6.2292    6.2907      6.59%
           50  1/25/2010     231,383,343.87   1,232,018.86     6.2353    6.2961      6.39%
           51  2/25/2010     225,255,936.74   1,201,221.11     6.2410    6.3018      6.40%
           52  3/25/2010     219,290,637.08   1,277,624.04     6.2464    6.3070      6.99%
           53  4/25/2010     213,483,382.02   1,138,393.95     6.2506    6.3125      6.40%
           54  5/25/2010     207,829,756.45   1,140,715.43     6.2567    6.3188      6.59%
           55  6/25/2010     202,325,686.61   1,049,004.52     6.2617    6.3241      6.22%
           56  7/25/2010     196,967,174.10   1,057,989.27     6.2674    6.3300      6.45%
           57  8/25/2010     191,749,412.91     997,255.38     6.2725    6.3353      6.24%
           58  9/25/2010     186,655,348.91     972,554.49     6.2783    6.3412      6.25%
           59 10/25/2010     181,690,596.69     978,678.70     6.2839    6.3470      6.46%
           60 11/25/2010     176,855,873.81     920,126.05     6.2891    6.3514      6.24%
           61 12/25/2010     172,148,043.51     925,489.56     6.2950    6.3574      6.45%
           62  1/25/2011     167,564,763.82     870,703.67     6.3002    6.3626      6.24%
           63  2/25/2011     163,103,223.02     847,561.21     6.3061    6.3684      6.24%
           64  3/25/2011     158,760,190.14     911,784.83     6.3116    6.3736      6.89%
           65  4/25/2011     154,532,603.11     803,443.19     6.3159    6.3791      6.24%
           66  5/25/2011     150,417,205.01     808,248.52     6.3221    6.3852      6.45%
           67  6/25/2011     146,411,005.20     759,490.53     6.3271    6.3902      6.22%
           68  7/25/2011     142,511,097.94     764,892.30     6.3327    6.3958      6.44%
           69  8/25/2011     138,714,770.92     719,523.26     6.3376    6.4007      6.22%
           70  9/25/2011     135,019,265.43     701,218.59     6.3431    6.4061      6.23%
           71 10/25/2011     131,421,991.68     705,704.07     6.3483    6.4112      6.44%
           72 11/25/2011     127,920,176.63     663,092.87     6.3530    6.4155      6.22%
           73 12/25/2011     124,511,275.72     667,228.04     6.3584    6.4207      6.43%
           74  1/25/2012     121,192,818.94     627,120.73     6.3629    6.4252      6.21%
           75  2/25/2012     117,962,446.23     610,147.05     6.3681    6.4303      6.21%
           76  3/25/2012     114,817,835.74     636,097.97     6.3730    6.4346      6.65%
           77  4/25/2012     111,756,790.16     578,060.78     6.3769    6.4393      6.21%
           78  5/25/2012     108,776,970.63     581,803.07     6.3821    6.4444      6.42%
           79  6/25/2012     105,876,218.06     546,460.41     6.3864    6.4485      6.19%
           80  7/25/2012     103,052,432.41     550,042.36     6.3911    6.4531      6.41%
           81  8/25/2012     100,303,571.93     516,904.04     6.3952    6.4570      6.18%
           82  9/25/2012      97,627,691.65     503,474.41     6.3998    6.4615      6.19%
           83 10/25/2012      95,022,922.49     506,913.24     6.4040    6.4657      6.40%
           84 11/25/2012      92,487,277.26     476,069.37     6.4077    6.4687      6.18%
           85 12/25/2012      90,018,920.69     479,304.18     6.4121    6.4732      6.39%
           86  1/25/2013      87,616,066.86     450,054.07     6.4157    6.4770      6.16%
           87  2/25/2013      85,276,978.40     437,818.09     6.4201    6.4816      6.16%
           88  3/25/2013      82,999,999.01     449,273.72     6.4242    6.4855      6.50%
           89  4/25/2013      80,783,532.63     390,237.89     6.4272    6.4899      5.80%
           90  5/25/2013      78,625,895.86     287,444.92     6.4322    6.4952      4.39%
           91  6/25/2013      76,525,528.76     259,499.87     6.4361    6.4993      4.07%
           92  7/25/2013      74,480,911.00     267,564.59     6.4407    6.5042      4.31%
           93  8/25/2013      72,490,564.38     247,462.22     6.4447    6.5085      4.10%
           94  9/25/2013      70,553,082.76     242,249.29     6.4494    6.5135      4.12%
           95 10/25/2013      68,667,118.85     249,658.91     6.4540    6.5183      4.36%
           96 11/25/2013      66,831,226.04     231,001.53     6.4582    6.5219      4.15%
           97 12/25/2013      65,044,075.12     237,931.29     6.4631    6.5271      4.39%
           98  1/25/2014      63,304,372.60     220,300.45     6.4674    6.5318      4.18%
           99  2/25/2014      61,610,860.17     215,377.09     6.4725    6.5372      4.19%
          100  3/25/2014      59,962,344.09     244,918.03     6.4775    6.5420      4.90%
          101  4/25/2014      58,357,678.29     206,199.82     6.4812    6.5474      4.24%
          102  5/25/2014      56,795,628.34     212,037.71     6.4871    6.5536      4.48%
          103  6/25/2014      55,275,064.19     196,563.25     6.4918    6.5587      4.27%
          104  7/25/2014      53,794,884.29     201,891.35     6.4974    6.5647      4.50%
          105  8/25/2014      52,354,017.78     187,496.86     6.5023    6.5700      4.30%
          106  9/25/2014      50,951,452.94     183,633.77     6.5081    6.5761      4.32%
          107 10/25/2014      49,586,224.96     188,533.84     6.5136    6.5822      4.56%
          108 11/25/2014      48,257,268.58     175,143.97     6.5189    6.5869      4.36%
          109 12/25/2014      46,963,620.66     179,704.68     6.5250    6.5935      4.59%
          110  1/25/2015      45,704,343.85     167,028.06     6.5305    6.5994      4.39%
          111  2/25/2015      44,478,526.47     163,266.89     6.5368    6.6062      4.40%
          112  3/25/2015      43,285,311.07     183,754.14     6.5430    6.6124      5.09%
          113  4/25/2015      42,123,879.23     156,281.75     6.5480    6.6193      4.45%
          114  5/25/2015      40,993,318.12     160,102.88     6.5552    6.6270      4.69%
          115  6/25/2015      39,892,808.86     149,103.63     6.5614    6.6337      4.49%
          116  7/25/2015      38,821,552.98     152,676.74     6.5684    6.6413      4.72%
          117  8/25/2015      37,778,774.55     142,502.15     6.5748    6.6482      4.53%
          118  9/25/2015      36,763,893.55     139,781.97     6.5821    6.6560      4.56%
          119 10/25/2015      35,775,794.63     143,044.88     6.5894    6.6635      4.80%
          120 11/25/2015      34,813,969.87     133,530.68     6.5963    6.6700      4.60%
          121 12/25/2015      33,877,755.36     136,531.57     6.6041    6.6777      4.84%
          122  1/25/2016      32,966,425.39     127,548.86     6.6111    6.6845      4.64%
          123  2/25/2016      32,079,340.02     124,856.01     6.6187    6.6919      4.67%
          124  3/25/2016      31,215,883.10     133,541.26     6.6259    6.6985      5.13%
          125  4/25/2016      30,375,465.87     119,874.36     6.6320    6.7053      4.74%
          126  5/25/2016      29,557,413.94     122,426.18     6.6395    6.7125      4.97%
          127  6/25/2016      28,761,133.39     114,726.25     6.6458    6.7186      4.79%
          128  7/25/2016      27,986,045.31     117,043.58     6.6527    6.7252      5.02%
          129  8/25/2016      27,231,587.27     109,868.14     6.6587    6.7309      4.84%
          130  9/25/2016      26,497,233.13     107,819.52     6.6653    6.7372      4.88%
          131 10/25/2016      25,782,482.47     109,925.63     6.6714    6.7431      5.12%
          132 11/25/2016      25,086,765.03     103,274.87     6.6770    6.7473      4.94%
          133 12/25/2016      24,409,574.93     105,219.36     6.6830    6.7530      5.17%
          134  1/25/2017      23,750,419.93      98,964.60     6.6882    6.7578      5.00%
          135  2/25/2017      23,108,821.36      96,983.87     6.6939    6.7631      5.04%
          136  3/25/2017      22,484,328.87     106,442.27     6.6991    6.7674      5.68%
          137  4/25/2017      21,876,510.25      93,287.05     6.7027    6.7720      5.12%
          138  5/25/2017      21,284,888.98      94,891.46     6.7084    6.7773      5.35%
          139  6/25/2017      20,709,035.28      89,560.25     6.7126    6.7809      5.19%
          140  7/25/2017      20,148,530.14      91,043.94     6.7173    6.7851      5.42%
          141  8/25/2017      19,602,966.39      86,106.43     6.7210    6.7883      5.27%
          142  9/25/2017      19,071,958.12      84,577.53     6.7252    6.7921      5.32%
          143 10/25/2017      18,555,135.19      85,896.57     6.7289    6.7954      5.56%
          144 11/25/2017      18,052,096.88      81,372.78     6.7319    6.7973      5.41%
          145 12/25/2017      17,562,477.01      82,573.74     6.7354    6.8007      5.64%
          146  1/25/2018      17,085,919.40      78,332.69     6.7381    6.8033      5.50%
          147  2/25/2018      16,622,077.54      76,895.19     6.7414    6.8066      5.55%
          148  3/25/2018      16,170,620.88      82,933.13     6.7444    6.8091      6.15%
          149  4/25/2018      15,731,230.16      74,183.83     6.7460    6.8119      5.66%
          150  5/25/2018      15,303,570.71      75,109.00     6.7499    6.8157      5.89%
          151  6/25/2018      14,887,331.50      71,520.23     6.7523    6.8180      5.76%
          152  7/25/2018      14,482,209.25      72,355.86     6.7554    6.8210      6.00%
          153  8/25/2018      14,087,909.11      69,033.73     6.7576    6.8231      5.88%
          154  9/25/2018      13,704,149.20      67,901.73     6.7606    6.8259      5.95%
          155 10/25/2018      13,330,658.41      68,613.05     6.7631    6.8283      6.18%
          156 11/25/2018      12,967,151.66      65,601.15     6.7652    6.8294      6.07%
          157 12/25/2018      12,613,363.75      66,225.16     6.7679    6.8320      6.30%
          158  1/25/2019      12,269,036.72      63,422.24     6.7698    6.8338      6.20%
          159  2/25/2019      11,933,919.51      62,395.53     6.7724    6.8362      6.27%
          160  3/25/2019      11,607,771.41      66,001.44     6.7746    6.8378      6.82%
          161  4/25/2019      11,290,359.26      60,450.28     6.7754    6.8397      6.42%
          162  5/25/2019      10,981,443.45      60,884.15     6.7785    6.8426      6.65%
          163  6/25/2019      10,680,798.61      58,560.35     6.7800    6.8439      6.58%
          164  7/25/2019      10,388,205.03      58,928.82     6.7822    6.8459      6.81%
          165  8/25/2019      10,103,449.03      56,792.18     6.7835    6.8470      6.75%
          166  9/25/2019       9,826,325.16      55,973.27     6.7855    6.8488      6.84%
          167 10/25/2019       9,556,635.08      56,251.89     6.7870    6.8501      7.06%
          168 11/25/2019       9,294,175.12      54,349.67     6.7881    6.8504      7.02%
          169 12/25/2019       9,038,753.16      54,565.62     6.7898    6.8519      7.24%
          170  1/25/2020       8,790,182.30      52,814.97     6.7906    6.8524      7.21%
          171  2/25/2020       8,548,280.61      52,085.75     6.7921    6.8537      7.31%
          172  3/25/2020       8,312,872.45      53,077.28     6.7931    6.8540      7.66%
          173  4/25/2020       8,083,786.77      50,696.24     6.7931    6.8545      7.53%
          174  5/25/2020       7,860,853.07      50,772.57     6.7947    6.8557      7.75%
          175  6/25/2020       7,643,908.04      49,367.81     6.7949    6.8557      7.75%
          176  7/25/2020       7,286,970.96      49,073.30     6.7958    6.8562      8.08%
          177  8/25/2020       7,000,210.71      47,658.61     6.7958    6.8559      8.17%
          178  9/25/2020       6,790,395.82      47,042.62     6.7964    6.8562      8.31%
          179 10/25/2020       6,586,341.91      46,927.83     6.7965    6.8561      8.55%
          180 11/25/2020       6,398,154.82      45,876.03     6.7960    6.8547      8.60%
          181 12/25/2020       6,220,311.66      45,748.47     6.7962    6.8549      8.83%
          182  1/25/2021       6,047,294.38      44,814.60     6.7956    6.8543      8.89%
          183  2/25/2021       5,878,964.84      44,304.61     6.7958    6.8545      9.04%
          184  3/25/2021       5,715,189.05      44,725.60     6.7956    6.8540      9.39%
          185  4/25/2021       5,555,844.74      43,327.11     6.7943    6.8538      9.36%
          186  5/25/2021       5,400,814.45      43,100.60     6.7953    6.8548      9.58%
          187  6/25/2021       5,249,983.07      42,406.51     6.7947    6.8542      9.69%
          188  7/25/2021       5,103,238.44      42,145.11     6.7949    6.8544      9.91%
          189  8/25/2021       4,960,471.40      41,537.51     6.7944    6.8539     10.05%
          190  9/25/2021       4,821,575.58      41,121.51     6.7946    6.8541     10.23%
          191 10/25/2021       4,686,447.67      40,810.15     6.7944    6.8539     10.45%
          192 11/25/2021       4,554,986.91      40,324.27     6.7939    6.8526     10.62%
          193 12/25/2021       4,427,095.21      39,981.28     6.7941    6.8528     10.84%
          194  1/25/2022       4,302,677.17      97,396.94     6.7935    6.8522     27.16%
          195  2/25/2022       4,181,639.90     156,584.89     6.7937    6.8524     44.93%
          196  3/25/2022       4,063,892.82     152,272.04     6.7936    6.8518     44.96%
          197  4/25/2022       3,949,347.39     148,077.68     6.7922    6.8515     44.99%
          198  5/25/2022       3,837,918.59     143,996.78     6.7932    6.8525     45.02%
          199  6/25/2022       3,729,523.11     140,025.93     6.7926    6.8519     45.05%
          200  7/25/2022       3,624,079.75     136,162.31     6.7928    6.8520     45.09%
          201  8/25/2022       3,521,509.48     132,402.58     6.7921    6.8513     45.12%
          202  9/25/2022       3,421,735.24     128,744.53     6.7923    6.8515     45.15%
          203 10/25/2022       3,324,682.19     125,185.51     6.7920    6.8511     45.18%
          204 11/25/2022       3,230,277.51     121,722.44     6.7914    6.8496     45.22%
          205 12/25/2022       3,138,450.16     118,353.09     6.7915    6.8497     45.25%
          206  1/25/2023       3,049,131.11     115,074.83     6.7908    6.8489     45.29%
          207  2/25/2023       2,962,253.11     111,884.62     6.7908    6.8489     45.32%
          208  3/25/2023       2,877,750.53     108,778.88     6.7905    6.8481     45.36%
          209  4/25/2023       2,795,559.08     105,759.42     6.7890    6.8476     45.40%
          210  5/25/2023       2,715,617.50     102,821.92     6.7897    6.8484     45.44%
          211  6/25/2023       2,637,865.49      99,963.93     6.7889    6.8475     45.47%
          212  7/25/2023       2,562,244.28      97,183.42     6.7889    6.8473     45.51%
          213  8/25/2023       2,488,696.69      94,477.64     6.7880    6.8463     45.56%
          214  9/25/2023       2,417,166.82      91,844.62     6.7879    6.8461     45.60%
          215 10/25/2023       2,347,600.31      89,284.06     6.7873    6.8454     45.64%
          216 11/25/2023       2,279,944.76      86,792.85     6.7863    6.8439     45.68%
          217 12/25/2023       2,214,148.79      84,369.33     6.7861    6.8436     45.73%
          218  1/25/2024       2,150,162.44      82,011.63     6.7850    6.8424     45.77%
          219  2/25/2024       2,087,937.07      79,717.18     6.7847    6.8420     45.82%
          220  3/25/2024       2,027,425.04      77,483.19     6.7840    6.8407     45.86%
          221  4/25/2024       1,968,579.62      75,312.30     6.7824    6.8397     45.91%
          222  5/25/2024       1,911,356.83      73,200.56     6.7824    6.8395     45.96%
          223  6/25/2024       1,855,713.03      71,146.28     6.7811    6.8381     46.01%
          224  7/25/2024       1,801,605.70      69,147.96     6.7805    6.8374     46.06%
          225  8/25/2024       1,748,993.49      67,203.08     6.7791    6.8358     46.11%
          226  9/25/2024       1,697,835.76      65,309.77     6.7785    6.8349     46.16%
          227 10/25/2024       1,648,092.83      63,470.15     6.7773    6.8336     46.21%
          228 11/25/2024       1,599,727.34      61,680.64     6.7758    6.8311     46.27%
          229 12/25/2024       1,552,702.13      59,940.02     6.7749    6.8301     46.32%
          230  1/25/2025       1,506,981.08      58,246.93     6.7732    6.8281     46.38%
          231  2/25/2025       1,462,529.01      56,598.96     6.7722    6.8269     46.44%
          232  3/25/2025       1,419,311.24      54,993.77     6.7707    6.8249     46.50%
          233  4/25/2025       1,377,293.62      53,435.42     6.7681    6.8231     46.56%
          234  5/25/2025       1,336,444.91      51,919.80     6.7677    6.8224     46.62%
          235  6/25/2025       1,296,733.57      50,445.67     6.7657    6.8201     46.68%
          236  7/25/2025       1,258,128.87      49,011.94     6.7643    6.8185     46.75%
          237  8/25/2025       1,220,600.89      47,547.04     6.7620    6.8160     46.74%
          238  9/25/2025       1,184,189.37      46,115.88     6.7605    6.8142     46.73%
          239 10/25/2025       1,148,868.45      44,792.86     6.7584    6.8120     46.79%
          240 11/25/2025       1,114,543.80      43,506.25     6.7559    6.8087     46.84%
          241 12/25/2025       1,081,188.35      42,260.05     6.7541    6.8069     46.90%
          242  1/25/2026       1,048,770.90      41,053.11     6.7515    6.8044     46.97%
          243  2/25/2026       1,017,261.08      39,878.22     6.7497    6.8027     47.04%
          244  3/25/2026         986,633.82      38,733.59     6.7476    6.8002     47.11%
          245  4/25/2026         956,864.38      37,623.24     6.7444    6.7982     47.18%
          246  5/25/2026         927,930.68      36,543.54     6.7436    6.7975     47.26%
          247  6/25/2026         899,810.09      35,493.61     6.7413    6.7952     47.33%
          248  7/25/2026         872,480.54      34,472.64     6.7397    6.7937     47.41%
          249  8/25/2026         845,920.56      33,479.04     6.7375    6.7915     47.49%
          250  9/25/2026         820,108.90      32,511.76     6.7360    6.7901     47.57%
          251 10/25/2026         795,024.75      31,572.81     6.7341    6.7883     47.66%
          252 11/25/2026         770,649.08      30,659.77     6.7320    6.7855     47.74%
          253 12/25/2026         746,962.57      29,772.01     6.7307    6.7842     47.83%
          254  1/25/2027         723,946.50      28,908.82     6.7286    6.7822     47.92%
          255  2/25/2027         701,582.60      28,068.91     6.7273    6.7810     48.01%
          256  3/25/2027         679,852.83      27,251.19     6.7257    6.7790     48.10%
          257  4/25/2027         658,739.43      26,457.59     6.7230    6.7775     48.20%
          258  5/25/2027         638,226.27      25,686.04     6.7226    6.7772     48.30%
          259  6/25/2027         618,296.99      24,935.89     6.7208    6.7753     48.40%
          260  7/25/2027         598,935.64      24,206.59     6.7197    6.7743     48.50%
          261  8/25/2027         580,126.72      23,497.16     6.7178    6.7725     48.60%
          262  9/25/2027         561,854.92      22,806.91     6.7168    6.7715     48.71%
          263 10/25/2027         544,105.31      22,136.67     6.7154    6.7701     48.82%
          264 11/25/2027         526,864.00      21,485.06     6.7136    6.7681     48.93%
          265 12/25/2027         510,117.04      20,851.63     6.7127    6.7672     49.05%
          266  1/25/2028         493,850.91      20,235.86     6.7110    6.7655     49.17%
          267  2/25/2028         478,052.41      19,636.99     6.7101    6.7647     49.29%
          268  3/25/2028         462,708.57      19,054.29     6.7089    6.7631     49.42%
          269  4/25/2028         447,806.66      18,488.60     6.7069    6.7619     49.54%
          270  5/25/2028         433,334.89      17,938.74     6.7065    6.7615     49.68%
          271  6/25/2028         419,281.46      17,404.28     6.7050    6.7600     49.81%
          272  7/25/2028         405,634.85      16,884.80     6.7042    6.7593     49.95%
          273  8/25/2028         392,383.88      16,379.66     6.7027    6.7578     50.09%
          274  9/25/2028         379,517.52      15,888.43     6.7020    6.7571     50.24%
          275 10/25/2028         367,025.05      15,411.41     6.7009    6.7561     50.39%
          276 11/25/2028         354,896.38      14,947.78     6.6995    6.7539     50.54%
          277 12/25/2028         343,121.45      14,497.20     6.6988    6.7533     50.70%
          278  1/25/2029         331,690.50      14,059.30     6.6974    6.7519     50.86%
          279  2/25/2029         320,594.02      13,633.60     6.6968    6.7513     51.03%
          280  3/25/2029         309,822.67      13,219.61     6.6958    6.7500     51.20%
          281  4/25/2029         299,367.31      12,817.69     6.6937    6.7491     51.38%
          282  5/25/2029         289,219.38      12,427.15     6.6940    6.7493     51.56%
          283  6/25/2029         279,370.39      12,047.65     6.6927    6.7480     51.75%
          284  7/25/2029         269,812.02      11,678.90     6.6921    6.7475     51.94%
          285  8/25/2029         260,536.22      11,320.51     6.6909    6.7462     52.14%
          286  9/25/2029         251,535.07      10,972.16     6.6903    6.7458     52.34%
          287 10/25/2029         242,800.87      10,633.89     6.6895    6.7449     52.56%
          288 11/25/2029         234,326.29      10,305.23     6.6882    6.7429     52.77%
          289 12/25/2029         226,104.09       9,985.92     6.6878    6.7425     53.00%
          290  1/25/2030         218,127.24       9,675.72     6.6866    6.7413     53.23%
          291  2/25/2030         210,388.89       9,374.28     6.6861    6.7408     53.47%
          292  3/25/2030         202,882.33       9,081.28     6.6853    6.7396     53.71%
          293  4/25/2030         195,600.98       8,796.88     6.6834    6.7388     53.97%
          294  5/25/2030         188,538.68       8,520.62     6.6838    6.7392     54.23%
          295  6/25/2030         181,689.29       8,252.28     6.6826    6.7380     54.50%
          296  7/25/2030         175,046.83       7,991.64     6.6822    6.7376     54.79%
          297  8/25/2030         168,605.51       7,738.43     6.6810    6.7365     55.08%
          298  9/25/2030         162,359.64       7,492.45     6.6807    6.7361     55.38%
          299 10/25/2030         156,303.69       7,253.64     6.6799    6.7353     55.69%
          300 11/25/2030         150,432.38       7,021.71     6.6788    6.7334     56.01%
          301 12/25/2030         144,740.48       6,796.48     6.6788    6.7334     56.35%
          302  1/25/2031         139,222.96       6,577.76     6.6788    6.7334     56.70%
          303  2/25/2031         133,874.87       6,365.35     6.6788    6.7334     57.06%
          304  3/25/2031         128,691.42       6,159.05     6.6788    6.7334     57.43%
          305  4/25/2031         123,667.93       5,958.80     6.6788    6.7334     57.82%
          306  5/25/2031         118,799.89       5,764.38     6.6788    6.7334     58.23%
          307  6/25/2031         114,082.91       5,575.61     6.6788    6.7334     58.65%
          308  7/25/2031         109,512.69       5,392.35     6.6788    6.7334     59.09%
          309  8/25/2031         105,085.05       5,214.43     6.6788    6.7334     59.55%
          310  9/25/2031         100,795.95       5,041.72     6.6788    6.7334     60.02%
          311 10/25/2031          96,641.42       4,874.06     6.6788    6.7334     60.52%
          312 11/25/2031          92,617.63       4,711.31     6.6788    6.7334     61.04%
          313 12/25/2031          88,720.85       4,553.35     6.6788    6.7334     61.59%
          314  1/25/2032          84,947.43       4,400.03     6.6788    6.7334     62.16%
          315  2/25/2032          81,293.85       4,251.23     6.6788    6.7334     62.75%
          316  3/25/2032          77,756.67       4,106.82     6.6788    6.7334     63.38%
          317  4/25/2032          74,332.54       3,966.69     6.6788    6.7334     64.04%
          318  5/25/2032          71,018.21       3,830.70     6.6788    6.7334     64.73%
          319  6/25/2032          67,810.53       3,698.74     6.6788    6.7334     65.45%
          320  7/25/2032          64,706.41       3,570.71     6.6788    6.7334     66.22%
          321  8/25/2032          61,702.86       3,446.49     6.6788    6.7334     67.03%
          322  9/25/2032          58,796.99       3,325.98     6.6788    6.7334     67.88%
          323 10/25/2032          55,985.95       3,209.07     6.6788    6.7334     68.78%
          324 11/25/2032          53,266.99       3,095.66     6.6788    6.7334     69.74%
          325 12/25/2032          50,637.45       2,985.65     6.6788    6.7334     70.75%
          326  1/25/2033          48,094.72       2,878.95     6.6788    6.7334     71.83%
          327  2/25/2033          45,636.28       2,775.47     6.6788    6.7334     72.98%
          328  3/25/2033          43,259.65       2,675.11     6.6788    6.7334     74.21%
          329  4/25/2033          40,962.46       2,577.78     6.6788    6.7334     75.52%
          330  5/25/2033          38,742.37       2,483.41     6.6788    6.7334     76.92%
          331  6/25/2033          36,597.13       2,391.90     6.6788    6.7334     78.43%
          332  7/25/2033          34,524.53       2,303.18     6.6788    6.7334     80.05%
          333  8/25/2033          32,522.44       2,217.17     6.6788    6.7334     81.81%
          334  9/25/2033          30,588.78       2,133.79     6.6788    6.7334     83.71%
          335 10/25/2033          28,721.53       2,052.97     6.6788    6.7334     85.77%
          336 11/25/2033          26,918.72       1,974.63     6.6788    6.7334     88.03%
          337 12/25/2033          25,178.45       1,898.71     6.6788    6.7334     90.49%
          338  1/25/2034          23,498.86       1,825.13     6.6788    6.7334     93.20%
          339  2/25/2034          21,878.14       1,753.83     6.6788    6.7334     96.20%
          340  3/25/2034          20,314.54       1,684.74     6.6788    6.7334     99.52%
          341  4/25/2034          18,806.35       1,617.81     6.6788    6.7334    103.23%
          342  5/25/2034          17,351.92       1,552.96     6.6788    6.7334    107.40%
          343  6/25/2034          15,949.63       1,490.14     6.6788    6.7334    112.11%
          344  7/25/2034          14,597.91       1,429.30     6.6788    6.7334    117.49%
          345  8/25/2034          13,295.25       1,370.37     6.6788    6.7334    123.69%
          346  9/25/2034          12,040.16       1,313.30     6.6788    6.7334    130.89%
          347 10/25/2034          10,831.21       1,258.04     6.6788    6.7334    139.38%
          348 11/25/2034           9,666.99       1,204.54     6.6788    6.7334    149.52%
          349 12/25/2034           8,546.14       1,152.74     6.6788    6.7334    161.86%
          350  1/25/2035           7,467.36       1,102.59     6.6788    6.7334    177.19%
          351  2/25/2035           6,429.34       1,054.05     6.6788    6.7334    196.73%
          352  3/25/2035           5,430.85       1,007.08     6.6788    6.7334    222.52%
          353  4/25/2035           4,470.67         961.62     6.6788    6.7334    258.11%
          354  5/25/2035           3,547.63         917.63     6.6788    6.7334    310.39%
          355  6/25/2035           2,660.57         874.87     6.6788    6.7334    394.59%
          356  7/25/2035           1,808.60         842.25     6.6788    6.7334    558.83%
          357  8/25/2035             981.88         713.28     6.6788    6.7334    871.73%
          358  9/25/2035             276.94         150.64     6.6788    6.7334    652.73%
          359 10/25/2035             128.65          88.69     6.6788    6.7334
          360 11/25/2035              41.06           40.5     6.6788    6.7334
          361 12/25/2035                0.9           0.91     6.6788    6.7334
Total